SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2003

NEXT, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25247	95-4675095
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

7625 Hamilton Park Drive, Suite 12, Chattanooga, Tennessee 37421

(Address of principal executive offices)

423-296-8213

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Item	5. Other Events.

On March 14, 2003, the Registrant issued a press release reporting earnings results for the 2002 fiscal year.

Item	7. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press release dated March 14, 2003 reporting earnings results for the 2002 fiscal year.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 17, 2003	NEXT, INC. By: /s/ DAN F. COOKE Dan F. Cooke Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated March 14, 2003 reporting earnings results for the 2002 fiscal year.